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Exhibit 10.1
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                   BURNS INTERNATIONAL SERVICES CORPORATION

                                THIRD AMENDMENT
                   TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of December 16, 1999 and entered into by and among Burns International Services Corporation (formerly named Borg-Warner Security Corporation), a Delaware corporation ("Company"), the financial institutions listed on the signature pages hereof ("Lenders"), Canadian Imperial Bank of Commerce, as Documentation Agent (the "Documentation Agent"), Bank of America, N.A., as Syndication Agent (the "Syndication Agent") and Bankers Trust Company, as Administrative Agent for Lenders ("Agent"), and, for purposes of Section 5 hereof, the Credit Support Party (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Credit Agreement dated as of June 30, 1998 (as heretofore amended, the "Credit Agreement"), by and among Company, Lenders, Documentation Agent, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                   RECITALS

WHEREAS, Company and Lenders desire to amend the Credit Agreement to increase the Consolidated Leverage Ratio for the fiscal quarter ending December 31, 1999 and to make certain other amendments as set forth below;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

          Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

          1.1  Amendments to Section 1:  Certain Defined Terms
               -----------------------------------------------

A. The definition of "Commitment Fee Percentage" is hereby amended by deleting
the proviso contained therein and by substituting therefor the    following:
               "; provided however (i) from the Business Day following the date
                  ----------------
               of the delivery of the Margin Determination Certificate for the fiscal quarter ended September 30, 1999 until the Third Amendment Effective Date, the Commitment Fee Percentage shall be the rate in effect under the Credit
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                Agreement immediately prior to the Third Amendment Effective
                Date and (ii) commencing on the Third Amendment Effective Date through the date on which Company delivers the Margin Determination Certificate for the fiscal quarter ended December 31, 1999, the Commitment Fee Percentage shall be the highest rate provided for in the above table."

B. Subsection 1.1 of the Credit Agreement is hereby amended by adding the definition of "Third Amendment Effective Date" in appropriate alphabetical order as follows:

               "'Third Amendment Effective Date' means the date the Third
                ------------------------------
                Amendment to Amended and Restated Credit Agreement dated as of December 16, 1999 (the "Third Amendment") becomes effective in accordance with its terms."

                1.2   Amendments to Section 2: Amounts and Terms of Commitments
                      ---------------------------------------------------------
and Loans; Notes; Letters of Credit
-----------------------------------

A. Subsection 2.2A of the Credit Agreement is hereby amended by deleting the proviso contained in the second paragraph thereof and by substituting therefor the following:

                "; provided however (i) from the Business Day following the
                   -------- -------
                date of the delivery of the Margin Determination Certificate for the fiscal quarter ended September 30, 1999 until the Third Amendment Effective Date, the Loans shall bear interest at the rate in effect under the Credit Agreement immediately prior to the Third Amendment Effective Date and (ii) commencing on the Third Amendment Effective Date through the date on which Company delivers the Margin Determination Certificate for the fiscal quarter ended December 31, 1999, the Loans shall bear interest at the highest rate provided for in the above table."

B. Subsection 2.3 of the Credit Agreement is hereby amended by adding a new paragraph at the end thereof as follows:

                     "C. Third Amendment Fees. Company agrees to pay to each
                Consenting Lender (as defined in the Third Amendment) on April 3, 2000 a fee in an amount equal to .075% of such Lender's Commitment in the event that the daily average of Company's Net Funded Debt for the period commencing on March 27, 2000 and ending on March 31, 2000 exceeds $235,000,000. Company shall deliver to Administrative Agent on April 3, 2000 an Officers' Certificate calculating the daily average of Company's Net Funded Debt for such period. In addition, in the event that Company's Consolidated Leverage Ratio for the fiscal quarter ended December 31, 1999 is between 3.70:1.00 and 3.90:1.00, as set forth in Company's Compliance Certificate delivered with respect to such fiscal quarter, Company shall pay to each Consenting Lender (as defined in the Third Amendment) an additional amendment fee in an amount equal to .025% of such Lender's Commitment."

                1.3   Amendment to Section 6:  Company's Negative Covenants
                      -----------------------------------------------------
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A. Subsection 6.6B of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing such subsection with the following:
          "B. Leverage Ratio. Company will not permit its Consolidated Leverage Ratio as of the last day of each fiscal quarter to exceed 3.25:1.00; provided however that for the fiscal quarter ending December 31, 1999
          -------- -------
          such Consolidated Leverage Ratio shall not exceed 3.90:1.00 ."
          Section 2.CONDITIONS TO EFFECTIVENESS

Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):
A. On or before the Third Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders) the following, each, unless otherwise noted, dated the Third Amendment Effective Date:

          1. Signature and incumbency certificates of its officers executing this Amendment; and

          2.   Executed copies of this Amendment.

          B. Company shall pay to each of the Lenders executing this Amendment prior to December 24, 1999 (a "Consenting Lender") an amendment fee in an amount equal to .05% of such Lender's Commitment.

C. On or before the Third Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by Administrative Agent, acting on behalf of Lenders, and its counsel shall be satisfactory in form and substance to Administrative Agent and such counsel, and Administrative Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as Administrative Agent may reasonably request.
          D. Requisite Lenders shall have executed and delivered copies of this Amendment to Administrative Agent.

          Section 3. COMPANY'S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete:
A. Corporate Power and Authority. Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").
B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company.
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C. No Conflict. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of its Subsidiaries or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Company or any of its Subsidiaries.
D. Governmental Consents. The execution and delivery by Company of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.
E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by Company and are the legally valid and binding obligations of Company, enforceable against Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.
F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.
                    Section 4.  ACKNOWLEDGEMENT AND CONSENT

Company is a party to the Company Pledge Agreement, pursuant to which Company has created Liens in favor of Administrative Agent on certain Collateral to secure the Obligations. Burns International Security Services Corporation (formerly named Borg-Warner Protective Services Corporation) (the "Credit Support Party") has (i) guarantied the Obligations pursuant to the Borg-Warner Subsidiary Guaranty and (ii) pledged certain Collateral to Administrative Agent to secure the obligations of such subsidiary under such guaranty pursuant to the Borg-Warner Subsidiary Pledge Agreement. Company and such subsidiary are collectively referred to herein as the "Credit Support Parties", and the Borg-Warner Subsidiary Guaranty and/or the Borg-Warner Subsidiary Pledge Agreement
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and Company Pledge Agreement are collectively referred to herein as the "Credit
Support Documents".
Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.
Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.
Each Credit Support Party (other than Company) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 5.  MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the Third Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
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          (iii)  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

B. Fees and Expenses. Company acknowledges that all costs, fees and expenses as described in subsection 9.2 of the Credit Agreement incurred by Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                 [Remainder of page intentionally left blank]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              BURNS INTERNATIONAL SERVICES CORPORATION

                              By:    ___________________________________________
                              Title: ___________________________________________


                              BURNS INTERNATIONAL SECURITY SERVICES CORPORATION, (for purposes of Section 5 only) as a Credit Support Party

                              By:    ___________________________________________
                              Title: ___________________________________________


                              BANKERS TRUST COMPANY, Individually and as
                              Administrative Agent

                              By:    ___________________________________________
                              Title: ___________________________________________


                              CIBC INC.,
                              individually and as Documentation Agent

                              By:    ___________________________________________
                              Title: ___________________________________________



                              BANK OF AMERICA, N.A.,
                              individually and as Syndication Agent

                              By:    __________________________________________
                              Title: __________________________________________
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                              ABN AMRO BANK, N.V., CHICAGO BRANCH

                              By:    __________________________________________
                              Title: __________________________________________

                              By:    __________________________________________
                              Title: __________________________________________


                              ARAB BANKING CORPORATION

                              By:    __________________________________________
                              Title: __________________________________________


                              BANK OF HAWAII

                              By:    __________________________________________
                              Title: __________________________________________


                              THE BANK OF NEW YORK

                              By:    __________________________________________
                              Title: __________________________________________


                              BANQUE PARIBAS

                              By:    __________________________________________
                              Title: __________________________________________


                              COMMERCIAL LOAN FUNDING TRUST I

                              By: Lehman Commercial Paper Inc., not in its individual capacity but solely as administrative agent

                                     By:    ___________________________________
                                     Name:  Michele Swanson
                                     Title:  Authorized Signatory
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                              CREDIT AGRICOLE INDOSUEZ

                              By:    __________________________________________
                              Title: __________________________________________

                              By:    __________________________________________
                              Title: __________________________________________


                              THE FUJI BANK, LIMITED
                              CHICAGO BRANCH

                              By:    __________________________________________
                              Title: __________________________________________



                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:    __________________________________________
                              Title: __________________________________________


                              IMPERIAL BANK

                              By:    __________________________________________
                              Title: __________________________________________


                              MERCANTILE BANK NATIONAL ASSOCIATION

                              By:    __________________________________________
                              Title: __________________________________________


                              MERITA BANK

                              By:    __________________________________________
                              Title: __________________________________________
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                              TORONTO DOMINION (TEXAS), INC.

                              By:    __________________________________________
                              Title: __________________________________________


                              UNITED WORLD CHINESE COMMERCIAL BANK, LOS ANGELES AGENCY

                              By:    __________________________________________
                              Title: __________________________________________